UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 25, 2014

CHAMPIONS ONCOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-17263	52-1401755
(State or Other Jurisdiction	Commission File Number)	IRS Employer
of Incorporation)		Identification No.)

1 University Plaza, Suite 307, Hackensack, New Jersey 07601

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (201) 808-8400

Not applicable

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 4.01.        Changes in the Registrant’s Certifying Accountant.

Item 4.01(a) – Dismissal of Independent Accountant

On November 20, 2014, Champions Oncology, Inc. (the “Company”) dismissed its independent registered public accounting firm, Ernst & Young, LLP (“EY”), and notified EY on November 25, 2014. The Audit Committee of the Company’s Board of Directors made the decision to dismiss EY and engage EisnerAmper, LLC as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2015, as described below.

During the fiscal years ended April 30, 2014 and April 30, 2013, and the subsequent interim period through the date of the filing of this Form 8-K, there were (i) no “disagreements” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, between the Company and EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which that, if not resolved to EY’s satisfaction, would have caused EY to make reference to the subject matter of any such disagreement in connection with its reports for such years and interim period and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K during the two most recent fiscal years or the subsequent interim period.

The Company has provided EY with a copy of the disclosures it is making in response to this Item 4.01. The Company requested that EY furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not EY agrees with the statements made herein. A copy of EY’s letter dated December 1, 2014 is attached as Exhibit 16.1 to this current report on Form 8-K.

Item 4.01(b) – Engagement of New Independent Accountant

On November 25, 2014, the Company engaged EisnerAmper (“Eisner”), LLC as its new independent registered public accounting firm for the fiscal year ended April 30, 2015. During the fiscal years ended April 30, 2014 and April 30, 2013, and the subsequent interim period through the date of the filing of this Form 8-K, neither the Company nor anyone on its behalf consulted with Eisner regarding (i) the application of accounting principles to a specific transaction, either completed or proposed or the type of audit opinion that might be rendered on the Company's financial statements and neither a written report nor oral advice was provided to the Company that Eisner concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.        Exhibits.

(d)        Exhibits

The following exhibit is filed herewith:

Exhibit No.

16.1	Letter from Ernst & Young, LLP, dated December 1, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHAMPIONS ONCOLOGY, INC.

Date: December 1, 2014	By:	/s/ Joel Ackerman
Joel Ackerman
Chief Executive Officer